Exhibit 10.1

THIRD AMENDMENT
TO CREDIT AGREEMENT

AMONG
EVOLUTION PETROLEUM CORPORATION,

THE GUARANTORS PARTY HERETO
AND
TEXAS CAPITAL BANK, N.A.

February 29, 2016

THIRD AMENDMENT
TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into effective the ___ day of February, 2016 (the “Effective Date”) by and among EVOLUTION PETROLEUM CORPORATION, a Nevada corporation (the “Borrower”), NGS SUB. CORP., a Delaware corporation (“NGS Sub”), TERTIAIRE RESOURCES COMPANY, a Texas corporation (“Tertiaire”), NGS TECHNOLOGIES, INC., a Delaware corporation (“NGS Technologies”), EVOLUTION OPERATING CO., INC., a Texas corporation (“Evolution Operating,” and NGS Sub, Tertiaire, NGS Technologies and Evolution Operating, collectively, the “Guarantors”), and TEXAS CAPITAL BANK, N.A., a national banking association (the “Lender”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors and the Lender are parties to that certain Credit Agreement dated as of February 29, 2012, as amended prior to the Effective Date (as so amended, the “Agreement”); and
WHEREAS, the Borrower and the Lender desire to amend the Agreement as hereinafter provided and the Guarantors desire to join in execution of this Amendment to evidence their consent to such amendment;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
1.1    Terms Defined Above. As used in this Third Amendment to Credit Agreement, each of the terms “Agreement,” “Amendment,” “Borrower,” “Effective Date,” “Evolution Operating,” “Guarantors,” “Lender,” “NGS Sub,” “NGS Technologies” and “Tertiaire” shall have the meaning assigned to such term hereinabove.
1.2    Terms Defined in Agreement. Each term defined in the Agreement and used herein without definition shall have the meaning assigned to such term in the Agreement, unless expressly provided to the contrary.
1.3    References. References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.
1.4    Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.
1.5    Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.
1.6    Negotiated Transaction. Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.

ARTICLE II
AMENDMENT TO AGREEMENT

As of the Effective Date, the definition of “Commitment Termination Date” contained in Section 1.2 of the Agreement is amended and restated to read in its entirety as follows:
““Commitment Termination Date” shall mean the earlier of (a) April 29, 2016 and (b) the date the Commitment is terminated pursuant to the provisions of Section 7.2.”
ARTICLE III
RATIFICATION AND ACKNOWLEDGEMENT
The Borrower, each of the Guarantors and the Lender do hereby adopt, ratify and confirm the Agreement, as the same is amended hereby, and acknowledge and agree that the Agreement, as amended hereby, is and remains in full force and effect.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Each of the Borrower and each of the Guarantors does hereby re-make in favor of the Lender each of the representations and warranties made by it in the Loan Documents to which it is a party and further represents and warrants that each of such representations and warranties made by it remains true and correct as of the date of execution of this Amendment (or, in the case of representations and warranties which by their terms were made as of a particular earlier date, remain true and correct as of such earlier date).
ARTICLE IV
MISCELLANEOUS
5.1    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.
5.2    Rights of Third Parties. Except as provided in Section 5.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.
5.4    Integration. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. ALL PRIOR UNDERSTANDINGS, STATEMENTS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF ARE SUPERSEDED BY THIS AMENDMENT.
5.5    Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
5.6    Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICTS OF LAW.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment to Credit Agreement to be effective as of the Effective Date.
BORROWER:

EVOLUTION PETROLEUM CORPORATION

By: /s/__________________________________
    David Joe
    Senior Vice President and
    Chief Financial Officer
GUARANTORS:
NGS SUB. CORP.

By: /s/__________________________________
    David Joe
    Senior Vice President and
    Chief Financial Officer
TERTIAIRE RESOURCES COMPANY

By: /s/__________________________________
    David Joe
    Senior Vice President and
    Chief Financial Officer
NGS TECHNOLOGIES, INC.

By: /s/__________________________________
    David Joe
    Senior Vice President and
    Chief Financial Officer
EVOLUTION OPERATING CO., INC.

By: /s/__________________________________
    David Joe
    Senior Vice President and
    Chief Financial Officer
(Signatures continue on following page)

Signature Page – Third Amendment to Credit Agreement
(Evolution Petroleum Corporation)

LENDER:
TEXAS CAPITAL BANK, N.A.

By: /s/__________________________________
    Brenton D. Bellamy
    Vice President

Signature Page – Third Amendment to Credit Agreement
(Evolution Petroleum Corporation)